ORGANIZATIONAL CHART COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Allied Life Brokerage Agency, Inc. Iowa 100% Jackson National Life Insurance Company AVIC Jianyin Co. Ltd. China 70% Gongqing City Xinhang Co. Ltd. BOCI – Prudential Asset Management Limited Hong Kong 36% Prudential Corporation Holdings Limited BOCI – Prudential Trustee Limited Hong Kong 36% Prudential Corporation Holdings Limited Brier Capital LLC Michigan 100% Brooke Life Insurance Company Brooke (Holdco1) Inc. Delaware 100% Prudential (US Holdco 1) Limited Brooke Life Insurance Company Michigan 100% Jackson Holdings LLC CITIC – Prudential Fund Management Company Limited China 49% Prudential Corporation Holdings Limited CITIC Prudential Life Insurance Company Limited China 50% Prudential Corporation Holdings Limited CITIC-CP Asset Management Co., Ltd. China 55% CITIC-Prudential Fund Management Company Limited Curian Capital, LLC Michigan 100% Jackson National Life Insurance Company Curian Clearing LLC Michigan 100% Jackson National Life Insurance Company Digital Infrastructure Investment Partners GP 1 Limited United Kingdom 100% M&G Limited Digital Infrastructure Investment Partners GP LLP United Kingdom 65% Digital Infrastructure Investment Partners GP1 Limited Digital Infrastructure Investment Partners SLP GP 1 Limited United Kingdom 100% M&G Limited Digital Infrastructure Investment Partners SLP GP 2 Limited United Kingdom 100% M&G Limited 65% Digital Infrastructure Investment Partners SLP GP1 Limited Digital Infrastructure Investment Partners SLP GP LLP Scotland 35% Digital Infrastructure Investment Partners SLP GP2 Limited Eastspring Al-Wara Investments Berhad Malaysia 100% Prudential Corporation Holdings Limited Eastspring Asset Management Korea Co. Ltd. Korea 100% Prudential Corporation Holdings Limited Eastspring Investment Management (Shanghai) Company Limited China 100% Eastspring Investments (Hong Kong) Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Eastspring Investments (Hong Kong) Limited Hong Kong 100% Prudential Corporation Holdings Limited Eastspring Investments (Luxembourg) S.A. Luxembourg 100% Prudential Holdings Limited Eastspring Investments (Singapore) Limited Singapore 100% Prudential Singapore Holdings Pte. Limited Eastspring Investments Berhad Malaysia 100% Prudential Corporation Holdings Limited Eastspring Investments Fund Management Limited Liability Company Vietnam 100% Prudential Vietnam Assurance Private Ltd Eastspring Investments Incorporated Delaware 100% Prudential Holdings Limited Eastspring Investments Limited Japan 100% Prudential Corporation Holdings Limited Eastspring Investments Services Pte. Ltd. Singapore 100% Prudential Singapore Holdings Pte. Limited Eastspring Overseas Investment Fund Management (Shanghai) Company 100% Eastspring Investment Management (Shanghai) Company China Limited Limited Eastspring Securities Investment Trust Co. Ltd. Taiwan 99.54% Prudential Corporation Holdings Limited Falan GP Limited Scotland 100% M&G Limited Furnival Insurance Company PCC Limited* Guernsey 100% Prudential Group Holdings Limited 60% Genny GP Limited Genny GP 1 LLP England 40% Genny GP 2 Limited Genny GP 2 Limited Scotland 100% M&G Limited Genny GP Limited Scotland 100% M&G Limited George Digital GP 1 LLP Scotland 60% Genny GP Limited 40% Genny GP 2 Limited George Digital GP 2 Limited Scotland 100% M&G Limited George Digital GP Limited Scotland 100% M&G Limited GGE GP Limited Scotland 100% M&G Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Gongqing City Xinhang Co. Ltd. China 99.90% CITIC-Prudential Life Insurance Company Limited Green GP Limited Scotland 100% M&G Limited GS R100 GP Limited Scotland 100% M&G Limited GS Twenty Two Limited England 100% Prudential Group Holdings Limited Hermitage Management, LLC Michigan 100% Jackson National Life Insurance Company Holborn Bars Nominees Limited England 100% M&G Investment Management Limited Holtwood Limited Isle of Man 150% Prudential Group Holdings Limited Hyde Holdco 1 Limited England 100% Prudential Group Holdings Limited ICICI Prudential Asset Management Company Limited India 49% Prudential Corporation Holdings Limited ICICI Prudential Life Insurance Company Limited India 22.11% Prudential Corporation Holdings Limited ICICI Prudential Pension Funds Management Company Ltd. India 100% ICICI Prudential Life Insurance Company Limited ICICI Prudential Trust Limited India 49% Prudential Corporation Holdings Limited Infracapital (AIRI) GP Limited Scotland 100% M&G Limited Infracapital (Belmond) GP Limited Scotland 100% M&G Limited Infracapital (Bio) GP Limited Scotland 100% M&G Limited Infracapital (Churchill) GP 1 Limited England & Wales 100% M&G Limited 60% Infracapital (Churchill) GP 1 Limited Infracapital (Churchill) GP LLP England & Wales 40% Infracapital (Bio) GP Limited Infracapital (GC) GP Limited Scotland 100% M&G Limited Infracapital (Gigaclear) GP 1 Limited Scotland 100% M&G Limited Infracapital (Gigaclear) GP 2 Limited Scotland 100% M&G Limited 60% Infracapital (Gigaclear) GP 1 Limited Infracapital (Gigaclear) GP LLP Scotland 40% Infracapital (Gigaclear) GP 2 Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Infracapital (IT PPP) GP Limited Scotland 100% M&G Limited Infracapital (Leo) GP Limited Scotland 100% M&G Limited Infracapital (Sense) GP Limited Scotland 100% M&G Limited Infracapital (TLSB) GP Limited Scotland 100% M&G Limited Infracapital ABP GP Limited (In Liquidation) Scotland 100% M&G Limited 60% Infracapital DF II Limited Infracapital DF II GP LLP Scotland 40% Infracapital F2 GP2 Limited Infracapital DF II Limited Scotland 100% M&G Limited 40% Infracapital F1 GP2 Limited Infracapital Employee Feeder GP 1 LLP Scotland 60% Infracapital GP Limited Infracapital Employee Feeder GP Limited Scotland 100% M&G Limited Infracapital F1 GP2 Limited England & Wales 100% M&G Limited Infracapital F2 GP Limited England & Wales 100% M&G Limited Infracapital F2 GP1 Limited England & Wales 100% M&G Limited 60% Infracapital GP Limited Infracapital GP 1 LLP England 40% Infracapital F1 GP2 Limited Infracapital GP Limited England 100% M&G Limited Infracapital Greenfield DF GP LLP Scotland 60% Infracapital DF II Limited Infracapital Greenfield Partners 1 GP 1 Limited England & Wales 100% M&G Limited 60% Infracapital Greenfield Partners 1 SLP GP 1 Limited Infracapital Greenfield Partners 1 SLP EF GP LLP Scotland 40% Infracapital Greenfield Partners 1 SLP GP 2 Limited Infracapital Greenfield Partners 1 SLP GP1 Limited Scotland 100% M&G Limited Infracapital Greenfield Partners 1 SLP GP2 Limited Scotland 100% M&G Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Infracapital Greenfield Partners I Subholdings GP1 Limited Scotland 100% M&G Limited Infracapital Partners II Subholdings GP1 Limited Scotland 100% M&G Limited Infracapital Partners III GP S.à r.l Luxembourg 100% M&G Limited 60% Infracapital Partners III Subholdings GP1 Limited Infracapital Partners III Subholdings (Euro) GP LLP England & Wales 40% Infracapital Partners III Subholdings GP2 Limited 60% Infracapital Partners III Subholdings GP2 Limited Infracapital Partners III Subholdings (Sterling) GP LLP England & Wales 40% Infracapital Partners III Subholdings GP1 Limited Infracapital Partners III Subholdings GP1 Limited England & Wales 100% M&G Limited Infracapital Partners III Subholdings GP2 Limited England & Wales 100% M&G Limited Infracapital RF GP Limited Scotland 100% M&G Limited Infracapital Sisu GP Limited Scotland 100% M&G Limited 60% Infracapital F2 GP1 Limited Infracapital SLP EF II GP LLP Scotland 40% Infracapital F2 GP Limited Infracapital SLP Limited England 100% M&G Limited Innisfree M&G PPP LLP England & Wales 35% M&G IMPPP1 Limited INVEST Financial Company Insurance Agency LLC of Illinois Illinois 100% Jackson National Life Distributors LLC Jackson Charitable Foundation, Inc. Michigan 100% Jackson National Life Insurance Company Jackson Holdings LLC Delaware 100% Brooke (Holdco 1) Inc. Jackson National Asset Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson National Life (Bermuda) Ltd. Bermuda 100% Jackson National Life Insurance Company Jackson National Life Distributors LLC Delaware 100% Jackson National Life Insurance Company Jackson National Life Insurance Company Michigan 100% Brooke Life Insurance Company Jackson National Life Insurance Company of New York New York 100% Jackson National Life Insurance Company

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Livicos Limited Ireland 100% Prudential Group Holdings Limited 60% London Stone Investments F3 I Limited London Stone Investments F3 Employee Feeder GP LLP England & Wales 40% London Stone Investments F3 II Limited London Stone Investments F3 I Limited Scotland 100% M&G Limited London Stone Investments F3 II Limited Scotland 100% M&G Limited 60% London Stone Investments F3 I Limited London Stone Investments F3 SP GP LLP England & Wales 40% London Stone Investments F3 II Limited M&G (Guernsey) Limited Guernsey 99.98% M&G Limited M&G Alternatives Investment Management Limited England 100% M&G Limited M&G Financial Services Limited England 100% M&G Limited M&G Founders 1 Limited England 100% M&G Limited M&G General Partner Inc. Cayman Islands 100% M&G Limited M&G Group Limited England 100% M&G Prudential Limited M&G IMPPP 1 Limited England 100% M&G Limited M&G International Investments Nominees Limited England 100% M&G Limited M&G International Investments SA Luxembourg 100% M&G Limited M&G International Investments Switzerland AG Switzerland 100% M&G International Investments Limited M&G Investment Management Limited England 100% M&G Limited M&G Investments (Americas) Inc. Delaware 100% M&G Limited M&G Investments (Australia) Pty Ltd Australia 100% M&G Limited M&G Investments (Hong Kong) Limited Hong Kong 100% M&G Limited M&G Investments (Singapore) Pte. Ltd. Singapore 100% M&G Limited M&G Investments Japan Co., LTD Japan 100% M&G International Investments Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP M&G Limited England 100% M&G Group Limited M&G Luxembourg S.A. Luxembourg 100% M&G Limited M&G Management Services Limited England 100% M&G Limited M&G Nominees Limited England 100% M&G Limited M&G Platform Nominees Ltd England 100% M&G Limited M&G Prudential (Holdings) Limited England & Wales 100% M&G Prudential Limited M&G Prudential Limited England & Wales 100% Prudential public limited company M&G Prudential Services Limited England & Wales 100% M&G Prudential (Holdings) Limited M&G RE ESPANA, 2016, S.L. Spain 100% M&G Real Estate Limited 67% M&G Real Estate Limited M&G Real Estate Asia Holding Company Pte. Ltd Singapore 33% Prudential Singapore Holdings Pte. Ltd. M&G Real Estate Asia PTE Ltd. Singapore 100% M&G Real Estate Asia Holding Company Pte. Ltd. M&G Real Estate Funds Management Sarl Luxembourg 100% M&G Real Estate Limited M&G Real Estate Japan Co. Ltd. Japan 100% M&G Real Estate Asia Holding Company PTE Ltd. M&G Real Estate Korea Co. Ltd. Korea 100% M&G Real Estate Asia PTE Ltd. M&G Real Estate Limited England 100% M&G Limited M&G RED II Employee Feeder GP Limited Scotland 100% M&G Limited M&G RED II GP Limited Guernsey 100% M&G Limited M&G RED II SLP GP Limited Scotland 100% M&G Limited M&G RED III Employee Feeder GP Limited Scotland 100% M&G Limited M&G RED III GP Limited Guernsey 100% M&G Limited M&G RED III SLP GP Limited Scotland 100% M&G Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP M&G RPF GP Limited England 100% M&G Real Estate Limited M&G RPF Nominee 1 Limited England 100% M&G RPF GP Limited M&G RPF Nominee 2 Limited England 100% M&G RPF GP Limited M&G Securities Limited England 100% M&G Limited M&G SIF Management Company (Ireland) Limited Ireland 100% M&G Limited M&G UK Property GP Limited England 100% M&G Real Estate Limited M&G UK Property Nominee 1 Limited England 100% M&G UK Property GP Limited M&G UK Property Nominee 2 Limited England 100% M&G UK Property GP Limited M&G UKCF II GP Limited England 100% M&G Limited Mission Plans of America, Inc. Texas 100% Jackson National Life Insurance Company National Planning Holdings LLC Delaware 100% Jackson National Life Insurance Company North Sathorn Holdings Company Limited Thailand 49% Prudential Corporation Holdings Limited Nova Sepadu Sdn Bhd Malaysia 100% Sri Han Suria Sdn Berhad Pacus (UK) Limited England 100% The Prudential Assurance Company Limited PCA IP Services Limited Hong Kong 100% Prudential Corporation Holdings Limited PCA Life Assurance Co. Ltd. Taiwan 99.79% Prudential Corporation Holdings Limited PCA Reinsurance Co. Ltd. Labuan 100% Prudential Holdings Limited PGDS (UK One) Limited England 100% M&G Prudential (Holdings) Limited PGDS (US One) LLC Delaware 100% Jackson National Life Insurance Company PGF Management Company Limited Ireland 100% M&G Limited PPM America Capital Partners III, LLC Delaware 60.50% PPM America, Inc. PPM America Capital Partners IV, LLC Delaware 34.50% PPM America, Inc.

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP PPM America Capital Partners V, LLC Delaware 34% PPM America, Inc. PPM America Capital Partners VI, LLC Delaware 32% PPM America, Inc. PPM America Capital Partners VII, LLC Delaware 16% PPM America, Inc. PPM America, Inc. Delaware 100% PPM Holdings, Inc. PPM Capital (Holdings) Limited England 100% M&G Limited PPM Finance, Inc. Delaware 100% PPM Holdings, Inc. 4.66% PPM America, Inc. PPM Funds Massachusetts 65.64% The Prudential Assurance Company Limited 29.70% Jackson National Life Insurance Company PPM Holdings, Inc. Delaware 100% Jackson Holdings LLC PPM Loan Management Company, LLC Delaware 100% PPM Loan Management Holding Company, LLC 99.9% Jackson National Life Insurance Company PPM Loan Management Holding Company, LLC Delaware 0.10% PPM America, Inc. PPM Managers GP Limited Scotland 100% M&G Limited PPMC First Nominees Limited England 100% The Prudential Assurance Company Limited Pru Life Insurance Corporation of UK Philippines 100% Prudential Corporation Holdings Limited Pru Life UK Asset Management and Trust Corporation Philippines 100% Pru Life Insurance Corporation of U.K. Pru Limited (Dormant) England 100% Prudential Group Holdings Limited Prudence Foundation Limited Hong Kong 100% Prudential Corporation Holdings Limited Prudence Limited (Dormant) England 100% Prudential Group Holdings Limited Prudential (Cambodia) Life Assurance Plc Cambodia 100% Prudential Corporation Holdings Limited Prudential (Namibia) Unit Trusts Limited South Africa 100% Prudential Portfolio Managers (Namibia) (Pty) Limited Prudential (US Holdco 1) Limited England 100% Prudential plc

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Prudential / M&G UKCF GP Limited England 100% M&G Limited Prudential Africa Holdings Limited England 100% Prudential Group Holdings Limited 99% Prudential Africa Holdings Limited Prudential Africa Services Limited Kenya 1% GS Twenty Two Limited Prudential Assurance Company Singapore (Pte) Limited Singapore 100% Prudential Singapore Holdings Pte Limited Prudential Assurance Malaysia Berhad Malaysia 100% Sri Han Suria Sdn Berhad Prudential Assurance Uganda Limited Uganda 100% Prudential Africa Holdings Limited Prudential BSN Takaful Berhad Malaysia 49% Prudential Corporation Holdings Limited Prudential Capital (Singapore) Pte. Ltd. Singapore 100% Prudential Capital Holding Company Ltd. Prudential Capital Holding Company Limited England 100% Prudential plc Prudential Capital PLC England 100% Prudential Capital Holding Company Limited Prudential Corporate Pensions Trustee Limited England 100% The Prudential Assurance Company Limited Prudential Corporation Asia Limited Hong Kong 100% Prudential plc Prudential Corporation Australasia Holdings Pty Limited Australia 100% Prudential Group Holdings Limited Prudential Corporation Holdings Limited England 100% Prudential Holdings Limited Prudential Distribution Limited Scotland 100% Prudential Financial Services Limited Prudential Equity Release Mortgages Limited England & Wales 100% Prudential Assurance Company Limited Prudential Financial Planning Limited England 100% Prudential Financial Services Limited Prudential Financial Services Limited England 100% M&G Prudential Limited Prudential Five Limited England 100% Prudential Group Holdings Limited Prudential General Insurance Hong Kong Limited Hong Kong 100% The Prudential Assurance Company Limited 99.97% Prudential Corporation Holdings Limited Prudential Global Services Private Limited India 0.03% Prudential UK Services Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Prudential GP Limited Scotland 100% M&G Limited 60% Prudential Greenfield GP1 Limited Prudential Greenfield GP LLP England 40% Prudential Greenfield GP2 Limited Prudential Greenfield GP1 Limited England 100% M&G Limited Prudential Greenfield GP2 Limited England 100% M&G Limited 60% Prudential Greenfield GP1 Limited Prudential Greenfield SLP GP LLP Scotland 40% Prudential Greenfield GP2 Limited Prudential Group Holdings Limited England 100% Prudential plc Prudential Group Pensions Limited England 100% Prudential Financial Services Limited Prudential Group Secretarial Services Limited England 100% Prudential Group Holdings Limited Prudential Holborn Life Limited England 100% The Prudential Assurance Company Limited Prudential Holdings Limited Scotland 100% Prudential Corporation Asia Limited Prudential Hong Kong Limited Hong Kong 100% Prudential Corporation Asia Limited Prudential International Assurance plc Ireland 100% Prudential Assurance Company Limited Prudential International Management Services Limited Ireland 100% Prudential Assurance Company Limited Prudential International Staff Pensions Limited England & Wales 100% Prudential Group Holdings Limited Prudential Investment Managers (South Africa) (PTY) Ltd South Africa 100% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Investments Limited England & Wales 100% Prudential Capital Holding Company Ltd. Prudential IP Services Limited England 100% Prudential Group Holdings Limited PRUDENTIAL LEASING SERVICES LIMITED England 100% Prudential Group Holdings Limited 99.99% Prudential Corporation Holdings Ltd Prudential Life Assurance (Lao) Company Ltd Laos 0.01% Prudential Holdings Limited Prudential Life Assurance (Thailand) Public Company Limited Thailand 51.21% Staple Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP 48.72% Prudential Corporation Holdings Limited Prudential Life Assurance Kenya Limited Kenya 100% Prudential Africa Holdings Limited 99.09% Prudential Africa Holdings Limited Prudential Life Assurance Zambia Limited Zambia 0.91% GS Twenty Two Limited Prudential Life Insurance Ghana Limited Ghana 100% Prudential Africa Holdings Limited Prudential Lifetime Mortgages Limited Scotland 100% The Prudential Assurance Company Limited Prudential Mortgages Limited (Non-Trading) England 100% Prudential Financial Services Limited Prudential Nominees Limited (Dormant) England 100% Prudential Group Holdings Limited Prudential Pensions Limited England 100% The Prudential Assurance Company Limited Prudential Pensions Management Zambia Limited Zambia 100% Prudential Africa Holdings Limited Prudential plc England Publicly Traded Prudential Polska Spółka Z Ograniczoną Odpowiedzialnością Poland 100% Prudential Financial Services Limited Prudential Portfolio Management Group Limited England 100% M&G Prudential (Holdings) Limited Prudential Portfolio Managers (Namibia) (Pty) Limited Namibia 75% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Portfolio Managers (South Africa) (Pty) Limited South Africa 49.99% M&G Limited Prudential Portfolio Managers (South Africa) Life Limited South Africa 100% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Portfolio Managers Limited (Dormant) England 100% M&G Prudential (Holdings) Limited Prudential Portfolio Managers Unit Trusts Limited South Africa 100% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Properties Trusty Pty Limited Australia 100% The Prudential Assurance Company Limited Prudential Property Holding Limited England 100% Prudential Group Holdings Limited Prudential Property Investment Managers Limited England 100% M&G Real Estate Limited Prudential Property Services Limited England 100% M&G Prudential Limited Prudential Protect Limited England 100% Prudential Financial Services Limited

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Prudential Real Estate Investments 1 Limited England & Wales 100% The Prudential Assurance Company Limited Prudential Real Estate Investments 2 Limited England & Wales 100% The Prudential Assurance Company Limited Prudential Real Estate Investments 3 Limited England & Wales 100% The Prudential Assurance Company Limited Prudential Retirement Income Limited Scotland 100% The Prudential Assurance Company Limited 84.96% Prudential Corporation Holdings Limited Prudential Services Asia Sdn Bhd Malaysia 15.04% Sri Han Suria Sdn. Bhd. Prudential Services Limited England 100% Prudential Group Holdings Limited Prudential Services Singapore Pte Limited Singapore 100% Prudential Singapore Holdings Pte Limited Prudential Singapore Holdings Pte Limited Singapore 100% Prudential Corporation Holdings Limited Prudential Staff Pensions Limited England 100% Prudential Group Holdings Limited Prudential Trustee Company Limited England 100% M&G Limited Prudential UK Services Limited Scotland 100% Prudential Financial Services Limited Prudential Unit Trusts Limited England 100% M&G Limited Prudential Venture Managers Limited (Dormant) England 100% M&G Prudential (Holdings) Limited Prudential Vietnam Assurance Private Limited Vietnam 100% Prudential Corporation Holdings Limited Prudential Vietnam Finance Company Limited Vietnam 100% Prudential Holborn Life Limited Prutec Limited England 100% The Prudential Assurance Company Limited 99% Eastspring Investments (Hong Kong) Limited; 1% PT Prudential PT Eastspring Investments Indonesia Indonesia Life Assurance PT Prudential Life Assurance Indonesia 94.62% Prudential Corporation Holdings Limited PVFC Financial Limited Hong Kong 100% Prudential Corporation Asia Limited PVM Partnerships Limited England 100% The Prudential Assurance Company Limited REALIC of Jacksonville Plans, Inc. Texas 100% Jackson National Life Insurance Company

COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP ROP, Inc. Delaware 100% Jackson National Life Insurance Company ScotAm Pension Trustees Limited Scotland 100% Prudential Financial Services Limited Scottish Amicable Finance plc Scotland 100% The Prudential Assurance Company Limited Scottish Amicable Holdings Limited Scotland 100% Prudential Financial Services Limited Scottish Amicable Life Assurance Society Scotland 100% The Prudential Assurance Company Limited Scottish Amicable Pensions Investments Limited Scotland 100% Prudential Financial Services Limited Squire Capital I LLC Michigan 100% Jackson National Life Insurance Company Squire Capital II LLC Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company II, Inc. Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company LLC Michigan 100% Jackson National Life Insurance Company Sri Han Suria Sdn Berhad Malaysia 51% Prudential Corporation Holdings Limited Stableview Limited England 100% M&G Limited Staple Limited Thailand 49% Prudential Corporation Holdings Limited Staple Nominees Limited England 100% M&G Limited Thanachart Life Assurance Public Company Limited (In liquidation) Thailand 100% Prudential Life Assurance (Thailand) Public Company Limited The First British Fixed Trust Company Limited England 100% M&G Limited The Prudential Assurance Company Limited England 100% M&G Prudential Limited TMB Asset Management Co., Ltd. Thailand 65% Prudential Corporation Asia Limited VFL International Life Company SPC, Ltd. Cayman Islands 100% Jackson National Life Insurance Company Zenith-Prudential Life Assurance Company Limited Nigeria 51% Prudential Africa Holdings Limited